Exhibit 99.1

Financial News Release

Advanced Energy Reports First Quarter 2022 Results

●	Revenue was $397 million, above high end of guidance range
●	Achieved record revenue in the Semiconductor market
●	GAAP EPS from continuing operations was $0.98
●	Non-GAAP EPS was $1.24, above the high end of guidance range

DENVER, Colo., May 4, 2022 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the first quarter ended March 31, 2022.

“We delivered good results in the first quarter, largely due to strong manufacturing execution and our ability to secure additional key components,” said Steve Kelley, president and CEO of Advanced Energy. “Demand remains robust in all of our target markets. In addition, our recent acquisition of SL Power Electronics significantly improves our position in the medical and industrial markets.”

First Quarter Results

Sales were $397.5 million in the first quarter of 2022, compared with $396.9 million in the fourth quarter of 2021 and $351.6 million in the first quarter of 2021.

GAAP net income from continuing operations was $36.9 million or $0.98 per diluted share in the quarter, compared with $39.7 million or $1.05 per diluted share in the prior quarter, and $38.4 million or $0.99 per diluted share a year ago.

Non-GAAP net income was $46.7 million or $1.24 per diluted share in the first quarter of 2022. This compares with $51.5 million or $1.36 per diluted share in the fourth quarter of 2021, and $49.7 million or $1.29 per diluted share in the first quarter of 2021.

Advanced Energy generated $9.9 million of cash flow from continuing operations during the quarter, repurchased $6.6 million of common stock and paid $3.8 million in a quarterly dividend.

A reconciliation of GAAP to non-GAAP measures is provided in the tables below.

Acquisition of SL Power Electronics

On April 25, 2022, Advanced Energy completed the acquisition of SL Power Electronics for a base purchase price of $144.5 million, subject to a customary adjustment for working capital.

Second Quarter 2022 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance for the second quarter of 2022 is within the following ranges:

Q2 2022
Revenues	$395 million +/- $25 million
GAAP EPS from continuing operations	$0.65 +/- $0.30
Non-GAAP EPS	$1.05 +/- $0.30

Conference Call

Management will host a conference call today, May 4, 2022, at 4:30 p.m. Eastern Time to discuss the first quarter financial results. To participate in the live conference call, please dial 877-428-7458 approximately five minutes prior to the start of the meeting and an operator will connect you. International participants can dial 862-298-0702. A webcast will also be available on our investors web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Edwin Mok

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

Our guidance with respect to anticipated financial results, potential future growth and profitability, guidance on possible future results, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to obtain in a timely manner the materials necessary to manufacture products; (b) the effects of global macroeconomic conditions upon demand for our products and services; (c) the volatility and cyclicality of the industries we serve, particularly the semiconductor industry; (d) delays in capital spending by end-users in our served markets; (e) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (f) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research and development, supply chain, services and administrative operations; (g) the accuracy of our estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (h) our ability to realize our plan to avoid additional costs after the solar inverter wind-down; (i) the accuracy of our assumptions on which our financial statement projections are based; (j)

the impact of component or product price changes, which may result from a variety of factors; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States, or between any countries in which we operate or sell products , any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10 K, Forms 10 Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
Sales, net	$397,459	$351,620	$396,930
Cost of sales	253,143	214,117	257,183
Gross profit	144,316	137,503	139,747
Gross margin %	36.3%	39.1%	35.2%

Operating expenses:
Research and development	43,614	40,168	40,966
Selling, general, and administrative	49,318	46,731	48,784
Amortization of intangible assets	5,509	5,384	5,556
Restructuring expense	1,218	1,038	2,231
Total operating expenses	99,659	93,321	97,537
Operating income	44,657	44,182	42,210

Other income (expense), net	(842)	(507)	704
Income from continuing operations, before income taxes	43,815	43,675	42,914
Provision for income taxes	6,953	5,284	3,187
Income from continuing operations	36,862	38,391	39,727
Income (loss) from discontinued operations, net of income taxes	(98)	310	(98)
Net income	36,764	38,701	39,629
Income (loss) from continuing operations attributable to noncontrolling interest	(14)	33	(26)
Net income attributable to Advanced Energy Industries, Inc.	$36,778	$38,668	$39,655

Basic weighted-average common shares outstanding	37,549	38,328	37,672
Diluted weighted-average common shares outstanding	37,770	38,583	37,866

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.98	$1.00	$1.06
Diluted earnings per share	$0.98	$0.99	$1.05

Discontinued operations:
Basic earnings (loss) per share	$—	$0.01	$—
Diluted earnings (loss) per share	$—	$0.01	$—

Net income:
Basic earnings per share	$0.98	$1.01	$1.05
Diluted earnings per share	$0.97	$1.00	$1.05

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	March 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$521,236	$544,372
Marketable securities	2,282	2,296
Accounts and other receivable, net	248,732	237,227
Inventories	360,801	338,410
Other current assets	41,429	39,929
Total current assets	1,174,480	1,162,234

Property and equipment, net	117,287	114,830
Operating lease right-of-use assets	101,581	101,769
Deposits and other assets	27,175	19,669
Goodwill and intangible assets, net	365,101	371,596
Deferred income tax assets	46,734	47,242
Total assets	$1,832,358	$1,817,340

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$183,085	$193,708
Other accrued expenses	144,592	140,645
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	15,718	15,843
Total current liabilities	363,395	370,196

Long-term debt	367,868	372,733
Other long-term liabilities	199,776	202,915
Long-term liabilities	567,644	575,648

Total liabilities	931,039	945,844

Advanced Energy stockholders' equity	900,688	870,851
Noncontrolling interest	631	645
Total stockholders’ equity	901,319	871,496
Total liabilities and stockholders’ equity	$1,832,358	$1,817,340

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$36,764	$38,701
Less: income (loss) from discontinued operations, net of income taxes	(98)	310
Income from continuing operations, net of income taxes	36,862	38,391

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	13,888	12,721
Stock-based compensation expense	3,928	5,701
Provision for deferred income taxes	(1,060)	(5)
Loss on disposal of assets	276	275
Changes in operating assets and liabilities, net of assets acquired	(43,981)	(2,819)
Net cash from operating activities from continuing operations	9,913	54,264
Net cash from operating activities from discontinued operations	(92)	(185)
Net cash from operating activities	9,821	54,079

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	—	6
Purchases of property and equipment	(13,075)	(8,817)
Acquisitions, net of cash acquired	(600)	(3,604)
Net cash from investing activities	(13,675)	(12,415)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(5,000)	(4,375)
Dividend payments	(3,789)	(3,854)
Purchase and retirement of common stock	(6,594)	—
Net payments related to stock-based awards	(2,430)	(4,214)
Net cash from in financing activities	(17,813)	(12,443)

EFFECT OF CURRENCY TRANSLATION ON CASH	(1,469)	321

NET CHANGE IN CASH AND CASH EQUIVALENTS	(23,136)	29,542
CASH AND CASH EQUIVALENTS, beginning of period	544,372	480,368
CASH AND CASH EQUIVALENTS, end of period	$521,236	$509,910

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
Semiconductor Equipment	$202,957	$180,716	$179,346
Industrial and Medical	82,898	78,415	98,764
Data Center Computing	76,238	59,154	80,081
Telecom and Networking	35,366	33,335	38,739
Total	$397,459	$351,620	$396,930

Net Sales by Geographic Region	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
United States	$158,742	$131,598	$151,100
North America (excluding U.S.)	23,979	26,247	27,100
Asia	162,047	149,591	163,598
Europe	46,665	40,422	49,305
Other	6,026	3,762	5,827
Total	$397,459	$351,620	$396,930

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
Gross profit from continuing operations, as reported	$144,316	$137,503	$139,747
Adjustments to gross profit:
Stock-based compensation	231	350	(19)
Facility expansion, relocation costs and other	1,284	1,838	997
Acquisition-related costs	(502)	8	234
Non-GAAP gross profit	145,329	139,699	140,959
Non-GAAP gross margin	36.6%	39.7%	35.5%

Operating expenses from continuing operations, as reported	99,659	93,321	97,537
Adjustments:
Amortization of intangible assets	(5,509)	(5,384)	(5,556)
Stock-based compensation	(3,697)	(5,351)	(2,939)
Acquisition-related costs	(1,668)	(2,028)	(679)
Facility expansion, relocation costs and other	—	(51)	(17)
Restructuring charges	(1,218)	(1,038)	(2,231)
Non-GAAP operating expenses	87,567	79,469	86,115
Non-GAAP operating income	$57,762	$60,230	$54,844
Non-GAAP operating margin	14.5%	17.1%	13.8%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
Income from continuing operations, less non-controlling interest, net of income taxes	$36,876	$38,358	$39,753
Adjustments:
Amortization of intangible assets	5,509	5,384	5,556
Acquisition-related costs	1,166	2,036	913
Facility expansion, relocation costs, and other	1,284	1,889	1,014
Restructuring charges	1,218	1,038	2,231
Unrealized foreign currency (gain) loss	(1,285)	(2,202)	(134)
Acquisition-related costs and other included in other income (expense), net	—	87	(3,093)
Tax effect of non-GAAP adjustments	(1,069)	(1,284)	3,017
Non-GAAP income, net of income taxes, excluding stock-based compensation	43,699	45,306	49,257
Stock-based compensation, net of taxes	3,025	4,362	2,233
Non-GAAP income, net of income taxes	$46,724	$49,668	$51,490

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2022	2021	2021
Diluted earnings per share from continuing operations, as reported	$0.98	$0.99	$1.05
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.26	0.30	0.31
Non-GAAP per share earnings	$1.24	$1.29	$1.36

Reconciliation of Q2 2022 Guidance
	Low End	High End

Revenue	$370 million	$420 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.35	$0.95
Stock-based compensation	0.15	0.15
Amortization of intangible assets	0.14	0.14
Restructuring and other	0.19	0.19
Tax effects of excluded items	(0.08)	(0.08)
Non-GAAP earnings per share	$0.75	$1.35